                                                                   EXHIBIT 10.28

                                      LEASE

         THIS LEASE is made and entered into this 20th day of June 1996, by and between JTC, a California general partnership (hereinafter called "Lessor"), and Palo Alto Funding Group, Inc. a California Corporation (hereinafter called "Lessee"), for the promises and on the terms and conditions described herein.

         1.       SCHEDULE:

         A. PREMISES: Lessor hereby leases to Lessee and Lessee hereby leases from Lessor, that certain office space (herein called "Premises") outlined on Exhibit "A" which is incorporated herein by this reference, known as Suite number 300 situated on the 1st floor of that certain office building commonly known as University Court, 540 University Avenue, Palo Alto, CA 94301.

         The parties hereto agree that said letting and hiring is upon and subject to the terms, covenants and conditions herein set forth and Lessee covenants as a material part of the consideration for this Lease to keep and perform each and all of said terms, covenants and conditions by it to be kept and performed and that this Lease is made upon the condition of such performance.

         B. TERM: Twelve (12) months commencing August 1, 1996, and ending at 5:00 P.M. on July 31, 1997, subject to the provisions herein.

         C. BASE RENT: $6,850.20 per month, payable in equal installments in said amount in advance on the 1st day of each month, commencing August 1, 1996 and continuing on the same day of each month until the end of the lease. Rent shall be payable to the Lessor at 540 University Avenue Suite 105, Palo Alto, California or at such other place as Lessor may designate in writing. Lessor acknowledges receipt of $6,850.20 rent for the month of August.

         D. RENTAL INCREASE: see paragraph 30.

         E. SECURITY DEPOSIT: $6,850.20, receipt of which is hereby acknowledged. Security deposit payable upon signging of this lease is $2,390.60 which is calculated as follows: $6,850.20 less $1,450.00 the deposit on account from Suite 150 and less $3,009.60 the deposit on account from Suite 350.

         F. USE OF PREMISES: General office and related activities.

         G. REPRESENTATIONS RECONDITION OF PREMISES: There shall be no lessee improvements.

         H. SERVICES TO BE PROVIDED BY LESSOR: Five-day-a-week janitor, common area heating, ventilating and water shall be provided by Lessor. Electricity, heat and air-conditioning to the Premises shall be separately metered and paid by Lessee.

         I. LEASEHOLD IMPROVEMENTS TO BE PROVIDED BY LESSOR: Building Standard" improvements as specified on Exhibit "A", "A-1" hereof.

         J. REMOVAL OF PROPERTY: At any time Lessee may, and prior to the end of the lease term Lessee shall, remove from the Premises furniture, equipment, and other personal property installed by Lessee or at Lessee's expense. Lessee shall not remove any fixtures or leasehold improvements without Lessor's prior written consent, except fixtures installed by Lessee which can be removed without damage to the premises. Lessee shall repair any damage to the Premises caused by removal of any property, and shall restore the Premises to its condition at the commencement of the



LEASE                                   1                              SUITE 300
the commencement of the term, less reasonable wear and tear. All of such removal and restoration shall be accomplished at Lessee's expense prior to the end of the lease term.

         K. LESSEE'S INSURANCE: Bodily Injury and Property Damage Liability insurance of not less than One Million Dollars ($1,000,000) combined each occurrence and as further specified in paragraph 11 hereof.

         L. TAXES: Base Tax Year N/A Percent of Building occupied by Lessee N/A Percent of land occupied by Lessee N/A.

         M. BROKER

            None

         2. TERM AND RENT: The term of this lease and the rent which Lessee agrees to pay to Lessor are specified in the Schedule. Lessee agrees to pay the rent to Lessor in lawful money of the United States of America, without deduction or offset. Rent for partial months shall be prorated.

         Lessee additionally agrees to pay to Lessor, concurrent with the Base Rent unless otherwise provided herein, all other sums of money that may become due and payable hereunder, which sums shall be deemed additional rental.

         3. DEPOSIT: Upon the execution of this lease, Lessee will pay to Lessor as a security the sum specified as "Deposit" in the schedule. If Lessee shall pay all rent and observe and perform all of the terms, covenants, and conditions of this lease during the term and all extensions and renewals thereof, Lessor will repay the deposit to Lessee, without interest, within five (5) business days after Lessee vacates the premises. If Lessee defaults in the payment of rent or other sums due hereunder, damages the Premises, fails to leave the Premises clean upon termination of the tenancy, or defaults in any of the other terms, covenants, or conditions of this lease, Lessor may use or apply so much of the security deposit as is reasonably necessary to remedy such default. Lessee agrees to restore the security deposit to the full original amount immediately upon receipt of demand from Lessor therefor.

         4. POSSESSION: If Lessor is unable to deliver possession of the Premises to Lessee at the commencement of the term for any reason whatsoever, the lease shall not be void or voidable for a period of forty-five (45) days thereafter, nor shall Lessor be liable to Lessee for any loss or damage resulting therefrom, but the rent shall abate until Lessor delivers possession of the Premises to Lessee. If Lessor is unable to deliver possession of the Premises within forty-five (45) days after the commencement date, this lease may be terminated by either Lessor or Lessee by a written notice to the other at any time thereafter prior to the date possession is delivered to Lessee.

         5. USE: The Premises shall be used for the purpose specified in the Schedule, and for no other purpose without the prior written consent of Lessor.

         Lessee shall not do or permit anything to be done in or about the Premises nor bring or keep anything therein which will in any way increase the existing rate of or affect any fire or other insurance upon the Building or any of its contents, cause cancellation of any insurance policy covering said Building or any part thereof or any of its contents. Lessee shall not do or permit anything to be done in or about the Premises which will in an way obstruct or interfere with the



LEASE                                   2                              SUITE 300
rights of other tenants or occupants of the Building or injure or annoy them or use of allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Lessee cause, maintain or permit any nuisance in, on or about the Premises. Tenants shall not commit or suffer to be committed any waste in or upon the Premises.

         6. ABANDONMENT: Lessee will not vacate, abandon, or surrender the Premises during the term, and if Lessee does, or is dispossessed by process of law, or otherwise, any personal property belonging to Lessee left on the Premises shall be deemed to be abandoned at the option of Lessor.

         7. CONDITION OF PREMISES: Lessee's taking possession of the Premises and occupying the same for thirty (30) days without giving written notice to Lessor within said period of any defect in the Premises shall be conclusive evidence as against Lessee that the Premises were in good order and satisfactory condition when Lessee took possession. No promise to alter, remodel, or improve the Premises or the Building and no representation respecting the condition of the Premises or the Building have been made by Lessor to Lessee, unless the same is set forth in the Schedule. Lessee waives all right to make repairs at the expense of Lessor, or to deduct the cost thereof from the rent, and Lessee waives all rights under Sections 1941 and 1942 of the Civil Code of the State of California. At the termination of this lease by lapse of time or otherwise, Lessee shall surrender the Premises in as clean and good a condition as when Lessee took possession, ordinary wear or loss by fire or other natural force excepted, failing which Lessor may restore the Premises to such condition and Lessee shall pay the cost thereof to Lessor upon demand.

         8. ALTERATIONS AND REPAIRS: Lessee shall not make or permit to be made any alterations, additions, improvements, or changes in the Premises without the prior written consent of Lessor, which consent Lessor shall not unreasonably withhold, provided that Lessor may make such consent subject to reasonable conditions. Subject to the services to be rendered by Lessor as set forth in the Schedule, Lessee shall, at Lessee's own expense, keep the Premises in good order, condition, and repair during the term, including the replacement of all broken glass with glass of the same size and quality under the supervision and with the approval of Lessor. If Lessee does not make repairs promptly and adequately, Lessor may, but need not, make repairs and Lessee shall pay promptly the reasonable cost thereof. At any time or times, Lessor, either voluntarily or pursuant to governmental requirements, may, at Lessor's own expense, make repairs, alterations, or improvements in or to the Building or any part thereof, including the Premises, and, during such operations Lessor may close entrances, doors, corridors, elevators, or other facilities, all without any liability to Lessee by reason of interference, inconvenience, or annoyance; provided that Lessee shall have access to the Premises sufficient for conduct of Lessee's business. Lessor shall not be liable to Lessee for any expense, injury, loss, or damage resulting from work done in or upon, or the use of, any adjacent or nearby building, land, street, or alley, provided that Lessor makes a reasonable effort to minimize the disruption to Lessee's business. In the event Lessee requests that repairs, alterations, decorating, or other work in the Premises be made during periods other than ordinary business hours, Lessee shall pay Lessor for overtime and other additional expenses incurred because of such request.

         9. LIENS: Lessee agrees to keep the Premises and the property on which the Premises are located free from any liens arising out of any work performed, materials furnished, or obligations incurred by Lessee.

         10. INDEMNIFICATION: Lessee waives all claims against Lessor for damages to property, or to goods, wares and merchandise stored in, upon, or about the Premises, and for injuries to persons in, upon or about the Premises from any cause arising at any time, except as may be caused by the act, omission, or negligence of Lessor, and Lessee agrees to indemnify and hold Lessor exempt and harmless for and on account of any damage or injury to any person or



LEASE                                   3                              SUITE 300
property arising from the use of the Premises by Lessee or from the failure of Lessee to keep the Premises in good condition as herein provided. Lessor shall not be liable to Lessee for any damage because of any act or negligence of any covenant or other occupant of the same Building, or by any owner or occupant of adjourning or contiguous property, nor for overflow, breakage, or leakage of water, steam, gas, or electricity from pipes, wires, or otherwise. Lessee will pay for all damage to the Building and to the tenants and occupants thereof caused by the misuse or neglect of the Premises by Lessee or its invitees.

         Lessee's obligations to indemnify and defend shall include, without limitation, the obligation to pay Lessor's reasonable attorney fees and other costs incurred after Lessor's first notice of each such claim.

         11. LESSEE'S INSURANCE OBLIGATION: Lessee further covenants and agrees that from and after substantial completion of the premises Lessee will carry and maintain, at its sole cost and expense, the following types of insurance, in the amounts specified and in the form hereinafter provided for:

         A. PUBLIC LIABILITY AND PROPERTY DAMAGE. Bodily injury and property damage liability insurance with coverage limits of not less than One Million Dollars ($1,000,000) combined each occurrence and in the aggregate insuring against any and all liability of the insured with respect to said premises or arising out of the maintenance, use or occupancy thereof. All such bodily injury liability insurance and property damage liability insurance shall specifically insure the performance by Lessee of the indemnity agreement as to liability for injury or death of persons and damage to property in this Article 11 contained.

         B. PLATE GLASS: Insurance covering all plate glass on the premises. Lessee shall have the option to either insure the risk or to self-insure.

         C. EQUIPMENT: Machinery insurance on all air conditioning equipment and systems exclusively serving the premises. If said equipment and the damage that it may cause are not covered by Lessee All Risk insurance, then the insurance specified in this subparagraph C, shall be in an amount not less than One Hundred Thousand Dollars ($100,000). If Lessee requires boilers or other pressure vessels to serve the premises, they should also be insured in the amount required by this subparagraph.

         D. LESSEE IMPROVEMENTS: Insurance covering Lessee's fixtures, merchandise, and personal property from time to time in, on or upon the premises, in an amount not less than ninety (90%) percent of their full replacement cost from time to time after the Effective Date providing protection against any peril included within the classification "All Risk," together with insurance against sprinkler damage. Any policy proceeds shall be used for the repair or replacement of the property damaged or destroyed unless this Lease shall cease and terminate under the provisions of Article 15.

         C.   POLICY FORM.

         C.1. All policies of insurance provided for herein shall be issued by insurance companies with general policyholder's rating of not less than A and a financial rating of not less than Class X as rating in the most current available "Best's" Insurance Reports, qualified to do business in the State where the Premises are situated. All such policies shall be issued in the names of Lessor and Lessee, and if requested by Lessor, Lessor's first mortgagee or beneficiary, which policies shall be for the mutual and joint benefit and protection of Lessor, Lessee and Lessor's first mortgagee or beneficiary. Executed copies of such policies of insurance or certificates thereof shall be delivered to Lessor within (10) ten days after substantial completion of the premises, and thereafter executed copies of renewal policies or certificates thereof shall be delivered to Lessor within thirty (30) days prior to the expiration of the term of each such policy. All public liability damage and property damage policies shall contain a provision that Lessor, although



LEASE                                   4                              SUITE 300
named as an insured, shall nevertheless be entitled to recover under said policies for any loss occasioned to it, its servants, agents and employees by reason of the negligence of Lessee. As often as any such policy shall expire or terminate, renewal or additional policies shall be procured and maintained by Lessee in like manner and to like extent. All policies of insurance delivered to Lessor must contain a provision that the company writing said policy will give to Lessor twenty (20) days' notice in writing in advance of any cancellation, lapse or reduction in the amounts of insurance. All public liability, property damage and other casualty policies shall be written as primary policies, not contributing with or in excess of coverage which Lessor may carry.

         C.2. Notwithstanding anything to the contrary contained within this
Article 11, Lessee's obligations to carry the insurance provided for herein may be brought within the coverage of a so-called blanket policy or policies of insurance carried and maintained by Lessee, provided, however, that Lessor and Lessor's first mortgage or beneficiary shall be named as an additional insured thereunder as their interests may appear and that the coverage afforded Lessor will not be reduced or diminished by reason of the use of such blanket policy insurance, and provided further that the requirements set forth herein are otherwise satisfied. Lessee agrees to permit Lessor at all reasonable times to inspect any policies of insurance of Lessee which policies or copies thereof are not delivered to Lessor.

         C.3. If Lessor's insurance rates for the Premises are increased at any time during the term as a result of the nature of Lessee's use and occupancy of the Premises, Lessee agrees to reimburse Lessor for the full amount of such increase immediately upon receipt of demand from Lessor thereof. Such increase shall be prorated as of the expiration of the term, if applicable.

         12. MUTUAL WAIVER OF SUBROGATION RIGHTS: Lessor and Lessee hereby waive any rights each may have against the other and Lessee hereby waives any rights it may have against any of the parties to the Agreement referred to in Article 10 on account of any loss or damage occasioned to Lessor or Lessee, as the case may be, to their respective property, the premises, its contents or to other portions of the premises, arising from any risk generally covered by All Risk insurance; and the parties each, on behalf of their respective insurance companies insuring the property of either Lessor or Lessee against any such loss, waive any right of subrogation that either may have against the other, as the case may be. Lessee, on behalf of its insurance companies insuring the premises, of its contents, Lessee's other property or other portions of the office building, waives any right of subrogation which such insurer or insurers may have against any of the parties to the Agreement. The foregoing waivers of subrogation shall be operative only so long as available in the State where the office building is situated and provided further that no such policy is invalidated thereby.

         13. Taxes: Lessee will pay before delinquency any and all taxes, assessments and license fees, and public charges levied, assessed, or imposed and which become payable during the term hereof upon Lessee's fixtures, furniture, and personal property installed or located in the Building.

         Lessee shall pay his/its pro rata share of any increase in the parking assessment fees, charges or bond amortization levied by the University Avenue Parking Assessment District or the University Avenue Parking Lot Maintenance Assessment or the City of Palo Alto or any other authorized or successor authority during the term of this lease. Lessee's pro rata share shall be based upon the portion that Lessee's Premises bears to the leased space of the entire building.

         Lessee shall be considered the owner during the term of any leasehold improvements installed at Lessee's expense, and any such leasehold improvements may be assessed to Lessee for property tax purposes. Except as otherwise provided in the Schedule, Lessee shall not remove from the Premises any leasehold improvements installed by Lessee without Lessor's prior written




LEASE                                   5                              SUITE 300
consent, and the ownership of any such leasehold improvements shall revert to Lessor upon the expiration of the term or upon sooner termination of the tenancy.

         14. SERVICES: So long as Lessee is not in default hereunder, Lessor will furnish the Premises with such services as are specified in the Schedule and Exhibit "B," and Lessee will pay for all other services supplied to the Premises. Lessor shall not be liable to Lessee or to any other party for any claim, injury, damage, rebate, or charge of any, kind whatsoever which may arise or accrue in case of the interruption of the supply of water, heat, electricity, elevator service, air conditioning, gas, compressed air, or refrigeration caused by conditions beyond Lessor's control, or by accident, failure of power supply, repairs, strikes, fire, flood, act of God, or on account of any defect of the Building or the Premises, nor shall any such interruption be grounds for termination of this lease provided Lessor exercises reasonable diligence to remedy such interruption.

         15. DESTRUCTION: In the event of a partial destruction of the Building or appurtenances during the term from a cause which is insured under Lessor's fire and extended coverage insurance, Lessor shall forthwith repair the same, provided such repairs can be made within ninety (90) days under the laws and regulations of the state, county, federal, or municipal authorities, but such partial destruction shall not annul or void this lease, except that Lessee shall be entitled to a proportionate reduction of rent while such repairs are being made, such proportionate reduction to be based upon the extent to which the making of repairs interferes with the business carried on by Lessee in the Premises.

         If the partial destruction is caused by a casualty which is not insured under Lessor's fire and extended covered insurance or if such repairs cannot be made in ninety (90) days, either Lessor or Lessee may terminate this lease by giving written notice to the other party within thirty (30) days after the damage occurs. If the lease is not terminated, Lessor shall make such repairs within a reasonable time with this lease continuing in full force and effect and the rent proportionately reduced while the repairs are being made.

         In the event the Building in which the Premises are located is destroyed to the extent of not less than 33 1/3% of the then current replacement cost thereof, Lessor may elect to terminate this lease by giving written notice of termination to Lessee within thirty (30) days after damage occurs, regardless of whether the Premises are damaged, whether the partial destruction is caused by a casualty covered by insurance, or whether the repairs can be made within ninety (90) days. A total destruction of the Building in which the Premises are located shall terminate this lease. In respect to any partial destruction which Lessor is obligated to repair or may elect to repair under the terms of this paragraph and which can be made within ninety (90) days the provisions of
Section 1932, Subdivision 2, and of Section 1933, Subdivision 4, of the Civil Code of the State of California are waived by Lessee.

         In the event of termination of this lease pursuant to any of the provisions of this paragraph, rent and Lessee's portion of any parking assessment fee increase shall be apportioned on a per diem basis and shall be paid to the date of the casualty. In no event shall Lessor be liable to Lessee for any damages resulting to Lessee from the happening of such casualty or from the repairing or reconstruction of the Premises or of the Building, or from the termination of this lease as herein provided, nor shall Lessee be relieved thereby or in any such event from Lessee's obligations hereunder except to the extent and upon the conditions expressly stated in this paragraph.

         16. EMINENT DOMAIN: If the whole or any substantial part of the Building or appurtenant real property shall be taken or condemned by any competent authority for any public use or purpose, the term of this lease shall end upon, and not before, the date when the possession of the part so taken shall be required for such use or purpose. Rent shall be apportioned as of the



LEASE                                   6                              SUITE 300
date of such termination. Lessee shall be entitled to receive any damages awarded by the court for leasehold improvements installed at Lessee's expense. The entire balance of the award shall be the property of Lessor.

         17. ASSIGNMENT AND SUBLETTING: Lessee shall not assign this lease, or any interest herein, and shall not sublet the Premises or any part thereof, or any right or privilege appurtenant thereto, or suffer any other person (the agents or employees of Lessee excepted) to occupy or use the Premises, or any portion thereof, without the prior written consent of Lessor, and a consent to one assignment, subletting, occupation, or use by any other person shall not be deemed to be a consent to any subsequent assignment, subletting, occupation, or use by any other person. Any such assignment or subletting without such consent shall be void, and shall, at the option of Lessor, terminate this lease. Any transfer or assignment of this lease by operation of law without the consent of Lessor shall make this lease voidable at the option of Lessor.

         Lessor will not unreasonably withhold its consent to an assignment or subletting by Lessee, provided that (a) the assignee or sublessee is financially responsible and proposes to use the Premises for the same purpose or a purpose which is permitted by applicable zoning ordinances and regulations; (b) the proposed use is not injurious to the Premises and will not disturb the other tenants of Lessor in the Building or immediate vicinity; and (c) the assignee or sublessee executes and delivers to Lessor a written assumption of this lease in form acceptable to Lessor.

         Every assignment of sublease shall recite that it is and shall be subject and subordinate to the provisions of this lease, and the termination of this lease shall constitute a termination of every such assignment of sublease.

         18. SUBORDINATION: The rights of Lessee under this lease shall be and they are subject and subordinate at all times to the lien of any mortgage or deed of trust now or hereafter in force against the property, and to all advances made or hereafter to be made upon the security thereof, and Lessee shall execute such further instruments subordinating this lease to the lien of any such encumbrance, as shall be requested by Lessor, provided the holder of such encumbrance agrees to recognize Lessee's interest hereunder if Lessee is not then in default. Lessee hereby irrevocably appoints Lessor as attorney in fact for Lessee with full power and authority to execute and deliver in the name of Lessee any such instrument.

         If any mortgagee or beneficiary elects to have this lease superior to its mortgage or deed of trust and gives notice of such fact to Lessee, then this lease shall be deemed superior to the lien of any such encumbrance, whether this lease or a memorandum thereof is dated or recorded before or after said encumbrance.

         19. SIGNS: Lessee shall not place any signs, lettering, marks, photographs, or any other material whatsoever, on the interior or exterior of the doors, windows, hallways, or any other place, in, on, or about the Premises, the Building, or its appurtenances, without Lessor's prior written approval of the size, style, design, color, material, manner of applying of fastening, and location thereof. All signs shall be strictly in accordances with the Lessor's Building standards and illuminated signs of any nature are prohibited.

         20. REMOVAL OF PROPERTY: Lessee hereby irrevocably appoints Lessor as agent and attorney in fact of Lessee, to enter upon the Premises, in the event of default by Lessee in the payment of any rent herein reserved, or in the performance of any term, covenant, or condition herein contained to be kept or performed by Lessee, and to remove any and all furniture and personal property whatsoever situated upon the Premises, and to place such property in storage for the account of and at the expense of Lessee. In the event that Lessee shall not pay the cost of storing any such property after the property has been stored for a period of ninety (90) days or more, Lessor may sell any or all such property, at public or private sale, in such manner and at



LEASE                                   7                              SUITE 300
such times and places as Lessor in its sole discretion may deem proper, without notice to Lessee or any demand upon Lessee for the payment of any part of such charges or the removal of any of such property, and shall apply the proceeds of such sale first to the cost and expenses of such sale, including reasonable attorney's fees actually incurred; second, to the payment of the costs of or charges for storing any such property; third, to the payment of any other sums of money which may then or thereafter be due to Lessor from Lessee under any of the terms hereof; and fourth, the balance, if any, to Lessee.

         21. SURRENDER: The voluntary or other surrender of this lease by Lessee, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subleases or subtenancies, or may, at the option of Lessor, operate as an assignment to Lessor of any or all such subleases or subtenancies.

         22. TRANSFER OF SECURITY: Lessor may transfer or deliver any security given by Lessee to secure the faithful performance of any of the covenants of this lease to the purchaser or successor of Lessor's interest in the Premises, and thereupon Lessor shall be discharged from any further liability in reference thereto.

         23. WAIVER: The waiver by Lessor or Lessee of any breach of any term, covenant, or condition herein contained shall not be deemed to be a waiver of such term, covenant, or condition or and subsequent breach of the same or any other term, covenant, or condition herein contained. The subsequent acceptance of rent hereunder by Lessor shall not be deemed to be a waiver of any preceding breach by Lessee at any term, covenant, or condition of this lease, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

         24. HOLDING OVER: Any holding over after the expiration of the term, with the consent of Lessor, shall be construed to be a tenancy from month to month on the same terms and conditions specified herein as far as applicable.

         25. ATTORNEY'S FEES: If any action at law or in equity shall be brought to recover any rent under this lease, or for or on account of any breach of or to enforce or interpret any of the terms, covenants, agreements, or conditions of this lease, or for the recovery of the possession of the Premises, the prevailing party shall be entitled to recover from the other party as a part of the prevailing party's costs a reasonable attorney's fees and costs, the amount of which shall be fixed by the court and shall be made a part of any judgment rendered.

         26. NOTICES: All notices to be given to Lessee may be given in writing personally or by depositing the same in the United States mail, postage prepaid certified mail return receipt requested, and addressed to Lessee at Dallas Semiconductor, 4401 S. Beltwood Parkway, Dallas Texas 75244 and at property address. Notice to Lessor may be given in writing personally or by depositing the same in the United States mail, postage prepaid, and addressed to Lessor at the address to which the rent is paid.

         27. GENERAL PROVISIONS: This lease contains all of the terms, covenants, and conditions agreed to by Lessor and Lessee and it may not be modified orally or in any manner other than by an agreement in writing signed by all of the parties to this lease or their respective successors in interest.

         Each term and each provision of this lease performable by Lessee shall be construed to be both a covenant and a condition. The covenants and conditions hereof, subject to the provisions as to subletting and assignment, shall apply to and bind the heirs, successors, executor, administrators, sublessees, and assigns of the parties.

         All persons who have signed this lease shall be jointly and severally liable hereunder.



LEASE                                   8                              SUITE 300

         When the context of this lease requires, the masculine gender includes the feminine, a corporation, or a partnership, and the singular number includes the plural.

         The captions of this lease are for convenience only and are not a part of this lease and do not in any way limit or amplify the terms and provisions of this lease.

         This lease shall be governed by and construed in accordance with the laws of the State of California.

         Time is of the essence as to all of the provisions of this lease.

         28. RULES: The following rules and regulations in addition to those set forth in Exhibit "C" hereof, relating to the safety, care and cleanliness of the Premises and the preservation of good order thereon, are hereby expressly made a part hereof, and Lessee agrees to obey all such rules and regulations.

         A. PEACEFUL ENJOYMENT: Lessee, its employees, and visitors shall not interfere with the peaceful enjoyment of the Premises by other lessees, if any, or those having business with them. Lessee shall not permit the placing of litter in or upon the Building and grounds and shall not permit any animal, bicycle, motorcycle, or vehicle to be brought into or kept in the Building. Bicycle parking is provided in the basement only.

         B. MOVING HEAVY OBJECTS: Lessee shall be responsible to repair any damage occasioned by the moving of freight, furniture, or other objects into, within, or out of the Building. No heavy objects of any nature shall be placed upon any floor without Lessor's prior written approval as to the adequacy of the allowable floor loading at the point where the objects are intended to be moved or stored. Lessor may specify the time of moving to minimize inconvenience to other lessees, if any.

         C. OBSTRUCTIONS, WASTE, MARKINGS: No drapes or sunscreens of any nature shall be installed without Lessor's prior approval. The sash doors, sashes, windows, glass doors, lights, and skylights that reflect or admit light into the Building shall not be covered or obstructed. The toilets and urinals shall not be used for any purpose other than those for which they were constructed, and no rubbish, newspapers or other substances of any kind shall be thrown into them. Waste and excessive or unusual use of water shall not be allowed. Lessee shall not mark, drive nails, screw or drill into, paint, nor in any way deface any surface or part of the Building except that Lessee may hang pictures, blackboards, or similar objects, providing that prior to end of the term Lessee shall restore the Premises to its condition at the commencement of the term, less reasonable wear and tear. The expense of repairing any breakage, stoppage, or damage resulting from a violation of this rule shall be borne by the Lessee who has caused such breakage, stoppage, or damage.

         D. LOCKS: No additional lock or locks shall be placed by Lessee on any door unless written consent of Lessor shall first be obtained. Two keys shall be surrendered to Lessor upon termination or expiration of the lease term.

         E. JANITORIAL SERVICES: If Lessor supplies janitorial services, Lessee shall not, without Lessor's prior consent, employ any person or persons, other than the janitor of Lessor, for the purposes of cleaning the leased Premises. Lessor shall not be responsible for the loss of property from the leased Premises, however occurring, or for any damage to any Lessee occasioned by any of Lessee's employees or subcontractors or by any other person.

         F. OUTSIDE STORAGE: No materials, supplies, equipment, finished products, or semi-finished products, raw materials, or articles of any nature shall be stored upon or permitted to remain on any portion of the leased Premises outside of the Building constructed thereon, except with the prior written consent of the Lessor.



LEASE                                   9                              SUITE 300

         G. OTHER RULES: Lessor reserves the right to make such other rules and regulations, including parking regulations, as in Lessor's judgment may from time to time be necessary for the safety, cleanliness, and orderly operation of the Premises. Lessee agrees to require its employees to abide by any such rules and regulations, including parking regulations.

         H. RULES AND REGULATIONS: Lessee shall faithfully observe and comply with the "Rules and Regulations," a copy of which is attached hereto and marked Exhibit "C," and those set forth herein above and all reasonable and nondiscriminatory modifications thereof and additions thereto from time to time put into effect by Lessor. Lessor shall not be responsible to Lessee for the violation or non-performance by any other lessee or occupant of the Building of any of said Rules and Regulations.

         29. DEFINITIONS:

             A) BUILDING STANDARD WORK: All the work to be done, or which has been done, at Lessor's expense in the Premises pursuant to the Provisions of the Work Letter Agreement attached hereto as Exhibit "B";

             B) BUILDING NON-STANDARD WORK: All the work to be done, or which has been done in the Premises by Lessor pursuant to the provisions of the Work Letter Agreement other than the Building Standard Work;

             C) LEASEHOLD IMPROVEMENTS: The aggregate of the Building Standard Work and the Building Non-Standard Work;

             D) COMMENCEMENT DATE: The earlier of the following dates:

                      (i) The date upon which the Lessee takes possession of or commences the operation of its business in the Premises, possible after the issuance of the Certificate of Occupancy or temporary Certificate of Occupancy for the Premises.

                      (ii) The date upon which the Leasehold Improvements have been substantially completed as determined by Lessor's architect or space planner (except that if completion of the Leasehold Improvements is delayed by Lessee's design decisions, revisions, or additional work of Lessee or its agents, then the Commencement Date which would otherwise be established shall be accelerated by the number of days of said delay.

         30. ANNUAL RENT INCREASE DURING THE OPTION YEARS: The rent payable during second and third year of this lease (option terms and/or the extended term) as stated in Paragraph 46 shall be increased for each year ("Subsequent Year") of the extended term of this Lease following the first year if the Consumer Price Index for All Urban Consumers (San Francisco Bay Area; Base:
1982-84=100) ("Index"), as published by the United States Department of Labor Statistics, for the "Comparison Month" (described below) increases over the Index for the calendar month ("Base Month" in which the extended term commences. The Base Month Index shall be compared with the Index for the same calendar month for each Subsequent Year ("Comparison Month"). If the Index for the Comparison Month is higher than the Base Month Index for the year immediately preceding, then the rent payable for the Subsequent Year following the Comparison Month shall be increased with the first month of such Subsequent Year by an identical percentage as such increase. In no event shall the rent for a Subsequent Year be less than the rent for the year immediately preceding.

         Should the Bureau discontinue the publication of the above Index or publish the same less frequently, or alter the same, then Lessor shall adopt a substitute procedure which reasonably reflects and monitors consumer prices.



LEASE                                  10                              SUITE 300

         Notwithstanding the foregoing the rent for each Subsequent Year of this Lease shall increase by not less than 4% nor more than 8% percent of the rent in effect for the lease year immediately preceding each Subsequent Year.

         31. LATE CHARGES: In the event Lessee fails to pay any installment of rent when due or in the event Lessee fails to make any other payment to be made by it under this Lease when due, then Lessee shall pay to Lessor a late charge equal to five (5%) percent per month of the amount due to compensate Lessor for the extra costs incurred as a result of such late payment, but in no event shall the late charges exceed the maximum allowed by law.

         32. PROPERTY TAX INCREASE: Notwithstanding any language to the contrary, in the event that after July 15, 1996, the property taxes on the leased Premises are increased as a result of action by the State Legislature and/or the State Initiative process, which action amends the tax rate and/or the valuation for the purpose of levying property taxes, Lessee agrees to pay Lessor, not less than ten (10) days prior to delinquency, its pro rata share of any such tax increase (over and above the amount of property taxes that would have been paid without such action) from the effective date thereof through the balance of the lease term or any renewal period. Lessor agrees to furnish Lessee with appropriate documentation relating thereto.

         33. BROKERS: The parties recognize that the brokers who negotiated this Lease are the brokers whose names are stated in Paragraph 1(M), and agree that Lessor shall be solely responsible for the payment of brokerage commissions to said brokers, and that Lessee shall have no responsibility therefor. Lessee warrants that Lessee has not had any dealings with any realtor, broker, or agent, other than as specified in the Schedule hereto, in connection with negotiating or securing this lease.

         If Lessee has dealt with any other person or real estate broker with respect to leasing or renting space in the Building, Lessee shall be solely responsible for the payment of any fee due said person or firm and Lessee shall hold Lessor free and harmless against any liability in respect thereto, including attorney's fees and costs.

         34. DAMAGE TO LESSEE'S PROPERTY: Lessor or its said agents shall not be liable for any damage to property entrusted to employees of the Building, not for loss of or damage to any property by theft or otherwise, not for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the Building or from the pipes, appliances or plumbing works therein or from the roof, street or sub-surface or from any other place or resulting from dampness or any other cause whatsoever. Lessor or its agents shall not be liable for interference with light or other incorporeal herediments, nor shall Lessor be liable for any latent defect in the Premises or in the Building. Lessee shall give prompt notice to Lessor in case of fire or accidents in the Premises or in the Building or of defects therein or in the fixtures or equipment.

         35. ESTOPPEL CERTIFICATE:

         (a) Within ten (10) days following any written request which Lessor may make from time to time, Lessee shall execute and deliver to Lessor a statement certifying:

             (i)  The date of commencement of this Lease;

             (ii) the fact that this lease is unmodified and in full force and effect (or, if there have been modifications hereto, that this lease is in full force and effect, and stating the date and nature of such modifications);



LEASE                                  11                              SUITE 300

             (iii) the date to which the rental and other sums payable under this lease have been paid.

             (iv) that there are no current defaults under this lease by either Lessor or Lessee except as specified in Lessee's statement; and

             (v) such other matters requested by Lessor.

Lessor and Lessee intend that any statement delivered pursuant to this Paragraph 36 may be relied upon by any mortgage, beneficiary, purchaser or prospective purchaser of the Building or any interest therein.

         (b) Lessee's failure to deliver such statement within such time shall be conclusive upon Lessee:

             (i) That this lease is in full force and effect, without modification except as may be represented by Lessor,

             (ii) that there are no uncured defaults in Lessor's performance, and

             (iii) that not more than one (1) month's rental has been paid in advance.

         36. MORTGAGE PROTECTION: In the event of any default on the part of Lessor, Lessee will give notice by registered or certified mail to any beneficiary of a deed of trust or mortgage covering the Premises whose address shall have been furnished to Lessee, and shall offer such beneficiary or mortgagee a reasonable opportunity to cure the default, including time to obtain possession of the Premises by power of sale or a judicial foreclosure, if such should prove necessary to effect a cure.

         37. DEFINITION OF LESSOR: The term "Lessor" as used in this lease, so far as covenants or obligations on the part of Lessor are concerned, shall be limited to mean and include only the owner or owners, at the time in question, of the fee title or any Lessees under ground lease, if any of the Premises. In the event of any such transfer, assignment or other conveyance or transfer of any such title, Lessor's herein named (and in case of any subsequent transfers or conveyances, the then grantor) shall be automatically freed and relieved from and after the date of such transfer, assignment of conveyance of all liability as respects the performance of any covenants or obligations on the part of Lessor contained in this lease thereafter to be performed. Without further agreement, the transferee of such title shall be deemed to have assumed and agreed to observe and perform any and all obligations of Lessor hereunder, during its ownership of the Premises. Lessor may transfer it interest in the Premises without the consent of Lessee and such transfer or subsequent transfer shall not be deemed a violation on Lessor's part of any of the terms and conditions of this lease.

         38. INDEMNIFICATION OF LESSEE: If more than one person executes this Lease as Lessee:

         (a) each of them is jointly and severally liable for the keeping, observing and performing of all of the terms, covenants, conditions, provisions and agreements of this lease to be kept, observed and performed by Lessee, and

         (b) the term "Lessee" as used in this lease shall mean and include each of them jointly and severally.



LEASE                                  12                              SUITE 300

The act of or notice from, or notice or refund to, or the signature of, any one or more of them, with respect to the tenancy of this lease, including, but not limited to, any renewal, extension, expiration, termination or modification of this Lease, shall be binding upon each and all of the persons executing this lease as Lessee with the same force and effect as if each and all of them had acted so given or received such notice or refund or so signed.

         39. AUTHORITY OF PARTIES:

         (a) CORPORATE AUTHORITY. If Lessee is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation, in accordance with a duly adopted resolution of the board of directors of said corporation or in accordance with the by-laws of said corporation in accordance with its terms.

         (b) LIMITED PARTNERSHIP. If the Lessor herein is a limited partnership, it is understood and agreed that any claims by Lessee on Lessor shall be limited to the assets of the limited partnership, and furthermore, Lessee expressly waives any and all rights to proceeds against the individual partners or the officers, directors or shareholders of any corporate partner, except to the extent of their interest in said limited partnership.

         40 RIDERS: Clauses, plats and riders, if any, signed by Lessor and Lessee and affixed to this lease are a part hereof.

         41. MODIFICATION FOR LENDER: If, in connection with obtaining construction, interim or permanent financing for the Building, the lender shall request reasonable modifications in this lease as a condition to such financing, Lessee will not unreasonably withhold, delay or defer its consent thereto, provided that such modifications do not increase the obligations of Lessee hereunder or materially adversely affect the leasehold interest hereby created or Lessee's rights hereunder.

         42. ACCORD AND SATISFACTION: No payment by Lessee or receipt by Lessor of a lesser amount than the rent payment herein stipulated shall be deemed to be other than on account of the rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Lessor may accept such check or payment without prejudice to Lessor's right to recover the balance of such rent or pursue any other remedy provided in this lease.

         Lessee agrees that each of the foregoing covenants and agreements shall be applicable to any covenant or agreement either expressly contained in this lease or imposed by any statute or at common law.

         43. FINANCIAL STATEMENTS: At any time during the term of this lease, Lessee shall, upon ten (10) days prior written notice from Lessor, provide Lessor with a current financial statement and financial statements of the two
(2) years prior to the current financial statement year. Such statement shall be prepared in accordance with generally accepted accounting principles and, if such is the normal practice of Lessee, shall be audited by an independent certified public accountant.

         44. SEPARABILITY: Any provision of this lease which shall prove to be invalid, void or illegal in no way affects, impairs or invalidates any other provisions hereof and such other provisions shall remain in full force and effect.

         45. DEFAULTS AND REMEDIES:



LEASE                                  13                              SUITE 300

         (a) The occurrence of any one or more of the following events shall constitute a default hereunder by Lessee:

             (i) The vacation or abandonment of the Premises by Lessee. Abandonment is herein defined to include, but it is not limited to, any absence by Lessee from the Premises for five (5) days or longer while in default of any provision of this lease.

             (ii) The failure by Lessee to make any payment required to be made by Lessee hereunder, as and when due, where such failure shall continue for a period of three (3) days after written notice thereof from Lessor to Lessee; provided, however, that any such notice shall be in lieu of, and not in addition to, any notice required under California Code of Civil Procedure Section 1161 regarding unlawful detainer actions.

             (iii) The failure by Lessee to observe or perform any of the express or implied covenants or provisions of this lease to be observed or performed by Lessee, other than as specified in Subparagraph 45(a)(i) and (ii) above, where such failure shall continue for a period of ten (10) days after written notice thereof from Lessor to Lessee; provided, however, that any such notice shall be in lieu of, and not in addition to, any notice required under California Code of Civil Procedure Section 1161 regarding unlawful detainer actions; provided, further, that if the nature of Lessee's default is such that more than ten (10) days are reasonably required of its cure, then Lessee shall not be deemed to be in default of Lessee shall commence such cure within said ten-day period and thereafter diligently prosecute such cure to completion, which completion shall not occur later than sixty (60) days from the date of such notice from Lessor.

             (iv) (1) The making by Lessee of any general assignment for the benefit of creditors;

                  (2) the filing by or against Lessee of a petition to have Lessee adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Lessee, the same is dismissed within thirty (30) days;

                  (3) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this lease, where possession is not restored to Lessee within thirty (30) days; or

                  (4) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease where such seizure is not discharged within thirty (30) days.

         (b) In the event of any such default by Lessee, in addition to any other remedies available to Lessor at law or in equity, Lessor shall have the option to immediately terminate this Lease and all rights of Lessee hereunder. In the event that Lessor shall elect to so terminate this Lease then Lessor may recover from Lessee:

             (i) The worth at the time of award of any unpaid rent which had been accrued at the time of such termination; plus

             (ii) the worth at the time of award of the amount by which the unpaid rent which would have been accrued after termination until the time of award exceeds the amount of such rental loss that Lessee proves could have been reasonably avoided; plus



LEASE                                  14                              SUITE 300

                  (4) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease where such seizure is not discharged within thirty (30) days.

         (b) In the event of any such default by Lessee, in addition to any other remedies available to Lessor at law or in equity, Lessor shall have the option to immediately terminate this Lease and all rights of Lessee hereunder. In the event that Lessor shall elect to so terminate this Lease then Lessor may recover from Lessee:

             (i) The worth at the time of award of any unpaid rent which had been accrued at the time of such termination; plus

             (ii) the worth at the time of award of the amount by which the unpaid rent which would have been accrued after termination until the time of award exceeds the amount of such rental loss that Lessee proves could have been reasonably avoided; plus

             (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Lessee proves could be reasonably avoided; plus

             (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by Lessee's failure to perform his obligations under this lease or which in the ordinary course of things would be likely to result therefrom.

             As used in Subparagraphs 45(b)(ii) above, the "worth at the time of award" is computed by allowing interest at the maximum rate permitted by law per annum. As used in Subparagraph 45(b)(iii) above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one (1%) percent.

         (c) In the event of any default by Lessee, Lessor shall also have the right, with or without terminating this lease, to re-enter the Premises and remove all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of this Subparagraph 45(c) shall be construed as an election to terminate this lease unless a written notice of such intention to be given to Lessee unless the termination thereof be decreed by a court of competent jurisdiction.

         (d) All rights, options, and remedies of Lessor contained in this lease shall be construed and held to be cumulative, and no one of them shall be exclusive of the other, and Lessor shall have the right to pursue any one or all of such remedies or any other remedy or relief which may be provided by law, whether or not stated in this lease. No waiver of any default of Lessee hereunder shall be implied from any acceptance by Lessor of any rent or other payments due hereunder or any omission by Lessor to take any action on account of such default if such default persists or is repeated, and no express waiver shall affect defaults other than as specified in said waiver. The consent or approval of Lessor to or of any act by Lessee requiring Lessor's consent or approval shall not be deemed to waive or render unnecessary Lessor's consent or approval to or of any subsequent similar acts by Lessee.

46. RENEWAL OPTION: Provided that Lessee is not in default under any of the terms, covenants or conditions of this lease at the conclusion of the initial term or any extended term, Lessee shall have the option to renew this lease for two additional periods of one year each, (hereinafter "extended term" following expiration of the original term upon giving notice to Lessor at least 90 days before the expiration of the original term of this lease of Lessee's election to exercise this renewal option. The




LEASE                                  15                              SUITE 300
extended term shall be upon all of the terms and conditions contained in this lease, except rent shall be adjusted to the fair market rent for comparable office in the Palo Alto-downtown University Avenue area with the minimum increase being in accordance with provisions of paragraph 30 of this lease, but in no event shall the rent be less than the rent in effect at the end of the lease term which is in effect at the time the option is exercised.

         EXECUTED this 21ST day of June, 1986 at Palo Alto, of California.

LESSEE:                                  LESSOR:
Palo Alto Funding Group                  JTC (a California General Partnership)

BY: s Signature Illegible                BY:
    --------------------------              ------------------------------------
      Chris Larson                            Steve Jarvis, Partner

BY: s Signature Illegible
    --------------------------
     Janina Pawlowski



LEASE                                  16                              SUITE 300

                                   EXHIBIT "A"

                          OUTLINE OF TENANTS FLOOR PLAN

    UNIVERSITY COURT, 540 University Ave., Palo Alto, California Suite 300.










LEASE:                               Att. 1                            Suite 300

                                  EXHIBIT "A-1"

                               LESSEE IMPROVEMENTS


Lessor shall, at Landlord's sole cost and expense, provide the following interior improvements to the premises:

         1-   Walls touch-up painted.

         2-   Steam Clean the carpets.

         3-   Replace soiled or damaged ceiling tiles.










LEASE:                               Att. 2                            Suite 300

                                   EXHIBIT "B"

                           SERVICES PROVIDED BY LESSOR

The following services will be provided by Lessor to Lessee at no additional cost:

         1. Five day a week janitorial service.

         2. Exterior and interior window washing (maximum two times per year.)

         3. Heating and air conditioning maintenance. Air conditioning operating hours are as follows:

                           Weekdays:  8:00 AM to 8:00 PM
                           Saturdays: 8:00 AM to 2:00 PM
                           Sundays:   OFF ALL DAY

         4. Elevator maintenance.

                                        Lessor /s/ Signature Illegible (Initial)

                                        Lessee /s/ Signature Illegible (Initial)









LEASE:                               Att. 3                            Suite 300

                                   EXHIBIT "C"

                              RULES AND REGULATIONS

1. No sign, placard, picture, advertisement, name or notice shall be installed or displayed on any part of the outside or inside of the Building without the prior written consent of the Lessor. Lessor shall have the right to remove, at Lessee's expense and without notice, any sign installed or displayed in violation of this rule. All approved signs or lettering on doors and walls shall be printed, painted, affixed or inscribed at the expense of Lessee by a person chosen by Lessor.

2. If Lessor objects in writing to any curtains, blinds, shades, screens or hanging plants or other similar objects attached to or used in connection with any window or door of the Premises, Lessee shall immediately discontinue such use. No awning shall be permitted on any part of the Premises. Lessee shall not place anything against or near glass partitions or doors or windows which may appear unsightly from outside the Premises.

3. Lessee shall not obstruct any sidewalks, halls, passages, exits, entrances, elevators, escalators, or stairways of the Building. The halls, passages, exits, entrances, shopping malls, elevators, escalators and stairways are not open to the general public. Lessor shall in all cases retain the right to control and prevent access thereto of all persons whose presence in the judgment of Lessor would be prejudicial to the safety, character, reputation and interest of the Building and its tenants; provided that nothing herein contained shall be construed to prevent such access to persons with whom any lessee normally deals in the ordinary course of its business, unless such persons are engaged in illegal activities. No lessee and no employee or invitee of any lessee shall go upon the roof of the Building.

4. The directory of the Building will be provided exclusively for the display of the name and location of Tenants only and Lessor reserves the right to exclude any other names therefrom.

5. All cleaning and janitorial services for the Building and the Premises shall be provided exclusively through Lessor, and except with the written consent of Lessor, no person or persons other than those approved by Lessor shall be employed by Lessee or permitted to enter the Building for the purpose of cleaning the same. Lessee shall not cause any unnecessary labor by carelessness or indifference to the good order and cleanliness of the Premises. Lessor shall not in any way be responsible to any Lessee for any loss of property on the Premises, however occurring, or for any damage to any Lessee's property by the janitor or any other employee or any other person.

6. Lessor will furnish Lessee, free of charge, with two keys to each door lock in the Premises. Lessor may make a reasonable charge for any additional keys. Lessee shall not make or have made additional keys, and Lessee shall not alter any lock, or install a new additional lock or bolt on any door of its Premises. Lessee, upon the termination of its tenancy, shall deliver to Lessor the keys of all doors which have been furnished to Lessee, and in the event of loss of any keys so furnished, shall pay Lessor thereafter.

7. If Lessee requires telegraphic, telephonic, burglar alarm or similar services, it shall first obtain, and comply with, Landlord's instructions in their installation.



LEASE:                               Att. 4                            Suite 300

8. Any freight elevator shall be available for use by all tenants in the Building, subject to such reasonable scheduling as Lessor in its discretion shall deem appropriate. No equipment, materials, furniture, packages, supplies, merchandise or other property will be received in the Building or carried in the elevators except between such hours and in such elevators as may be designated by Lessor.

9. Lessee shall not place a load upon any floor of the Premises which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. Lessor shall have the right to prescribe the weight, size, and position of all equipment, materials, furniture or other property brought into the Building. Heavy objects shall, if considered necessary by Lessor, stand on such platforms as determined by Lessor to be necessary to properly distribute the weight. Business machines and mechanical equipment belonging to Lessee, which cause noise or vibration that may be transmitted to the structure of the Building or to any space therein to such a degree as to be objectionable to Lessor or to any tenants in the Building shall be placed and maintained by Lessee, at Lessee's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration. The persons employed to move such equipment in or out of the Building must be acceptable to Lessor. Lessor will not be responsible for loss of or damage to any such equipment or other property from any cause, and all damage done to the Building by maintaining or moving such equipment or other property shall be repaired at the expense of Lessee.

10. Lessee shall not use of keep in the Premises any kerosene, gasoline or other flammable or combustible fluid or material other than those limited quantities necessary for the operation or maintenance of office equipment. Lessee shall not use or permit to be used in the Premises any foul or noxious gas or substance, or permit or allow the Premises to be occupied or used in a manner offensive or objectionable to Lessor or other occupants of the Building by reason of noise, odors, or vibrations, nor shall Lessee bring into or keep in or about the Premises any birds or animals.

11. Lessee shall not use any method of heating or air-conditioning other than that supplied by Lessor.

12. Lessee shall not waste electricity, water or air conditioning and agrees to cooperate fully with Lessor to assure the most effective operation of the Building's heating and air-conditioning and to comply with any governmental energy-saving rules, laws or regulations of which Lessee has actual notice, and shall refrain from adjusting controls. Lessee shall keep corridor doors closed, and shall close window coverings at the end of each business day.

13. Lessor reserves the right to exclude from the Building between the hours of 6 p.m. and 7 a.m. the following day, or such other hours as may be established from time to time by Lessor, and on Sundays and legal holidays, any person unless that person is know to the person or employee in charge of the Building and has a pass or is properly identified. Lessee shall be responsible for all persons for whom it requests passes and shall be liable to Lessor for all acts of such persons. Lessor shall not be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. Lessor reserves the right to prevent access to the Building in case of invasion, mob, riot, public excitement or other commotion by closing the doors or by other appropriate action.

15. Lessee shall close and lock the doors of its Premises and entirely shut off all water faucets or other water apparatus, and electricity, gas or air outlets before lessee and its employees leave the Premises. Lessee shall be responsible for any damage or injuries


LEASE:                               Att. 5                            Suite 300
sustained by other tenants or occupants of the Building or by Lessor for noncompliance with this rule.

16. Lessee shall not obtain for use on the Premises ice, drinking water, food, beverage, towel or other similar services or accept barbering or bootblacking service upon the Premises, except at such hours and under such regulations as may be fixed by Lessor.

17. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Lessee who, or whose employees or invitees shall have caused.

18. Lessee shall not sell, or permit the sale at retail, of newspapers, magazines, periodicals, theater tickets or any other goods or merchandise to the general public in or on the Premises. Lessee shall not make any room-to-room solicitation of business from other tenants in the Building. Lessee shall not use the Premises for any business or activity other than that specifically provided for in Lessee's Lease.

19. Lessee shall not install any radio or television antenna, loudspeaker or other device on the roof or exterior walls of the Building. Lessee shall not interfere with radio or television broadcasting or reception from or in the Building or elsewhere.

20. Lessee shall not mark, drive nails, screw or drill into the partitions, woodwork or plaster or in any way deface the Premises or any part thereof. Lessor reserves the right to direct electricians as to where and how telephone and telegraph wires are to be introduced to the Premises. Lessee shall not cut or bore holes for wires. Lessee shall not affix any floor covering to the floor of the Premises in any manner except as approved by Lessor. Lessee shall repair any damage resulting from noncompliance with this rule.

21. Lessee shall not install, maintain or operate upon the Premises any vending machine without the written consent of Lessor.

22. Canvassing, soliciting and distribution of handbills or any other written material, and peddling in the Building are prohibited, and each lessee shall cooperate to prevent same.

23. Lessor reserves the right to exclude or expel from the building any person who, in Landlord's judgment, is intoxicated or under the influence of liquor or drugs or who is in violation of any of the Rules and Regulations of the Building.

24. Lessee shall store all its trash and garbage within its Premises. Lessee shall not place in any trash box or receptacle any material which cannot be disposed of in the ordinary and customary manner of trash and garbage disposal. All garbage and refuse disposal shall be made in accordance with directions issued from time to time by Lessor.

25. The Premises shall not be used for lodging or for manufacturing of any kind, nor shall the Premises be used for any improper, immoral or objectionable purpose. No cooking shall be done or permitted by any lessee on the Premises, except that use by Lessee of Underwriter's Laboratory approved equipment for brewing coffee, tea, hot chocolate and similar beverages shall be permitted, provided that such equipment and use in accordance with all applicable federal, state, county and city laws, codes, ordinances rules and regulations.




LEASE:                               Att. 6                            Suite 300

26. Lessee shall not use in any space or in the public halls of the Building any hand trucks except those equipped with rubber tires and side guards or such other material-handling equipment as Lessor may approve. Lessee shall not bring in any other vehicle of any kind into the Building.

27. Without the written consent of Lessor, Lessee shall not use the name of the Building in connection with or in promoting or advertising the business of Lessee except as Lessee's address.

28. Lessee shall comply with all safety, fire protection and evacuation procedures and regulations established by Lessor or any governmental agency.

29. Lessee assumes any and all responsibility for protecting its Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed.

30. The requirements of Lessee will be attended to only upon appropriate application to the office of the Building by an authorized individual. Employees of Lessor shall not perform any work or do anything outside of their regular duties unless under special instructions from Lessor, and no employee of Lessor will admit any person (Lessee or otherwise) to any office without specific instructions from Lessor.

31. Lessor may waive any one or more of these rules and Regulations for the benefit of Lessee or any other Lessee but no such waiver by Lessor shall be construed as a continuous waiver of such Rules and Regulations in favor of Lessee or any other Lessee, nor prevent Lessor from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Building.

32. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of premises in the Building.

33. Lessor reserves the right to make such other reasonable Rules and Regulations as, in its judgment, may from time to time be needed for safety and security, for care and cleanliness of the Building and for preservation of good order therein. Lessee agrees to abide by all such Rules and Regulations hereinabove stated and any additional rules and regulations which are adopted.

34. Lessee shall be responsible for the observance of all the foregoing rules by Lessee's employees, agents, clients, customers, invitees and guests.



                                        Lessor:/s/ Signature Illegible (Initial)

                                        Lessee /s/ Signature Illegible (Initial)




LEASE:                               Att. 7                            Suite 300

                                   ATTACHMENT

PERSONAL GUARANTEE: OF CHRIS LARSEN, OF THE LEASE FOR PREMISES LOCATED AT 540 UNIVERSITY SUITE 300, PALO ALTO, CALIFORNIA 94301, WHICH LEASE WAS EXECUTED ON JUNE 20, 1996 BY PALO ALTO FUNDING GROUP, A CALIFORNIA CORPORATION.

CHRIS LARSEN ("Guarantor"), whose address is 201 Hudson Street #400, San Francisco, CA 94105 and who is President of Palo Alto Funding Group, a California corporation, as a material inducement to and in consideration of JTC Development, a California General Partnership ("Lessor") entering into a written Lease with PALO ALTO FUNDING GROUP, a California corporation, ("Lessee"), dated June 20, 1996, unconditionally guarantees and promises to and for the benefit of Lessor that Lessee shall perform the provisions of the Lease that Lessee is to perform. Not withstanding any other provisions of the guarantee, this guarantee shall remain in force and effect during the term of the original Lease.

Guarantor waives the benefit of any statute of limitations affecting Guarantor's liability under this Guarantee.

The provisions of the Lease may be changed by agreement between Lessor and Lessee at any time, or by course or conduct, without the consent of the Guarantor. This guarantee shall guarantee the performance of the Lease as changed. Assignment of the Lease (as permitted by the Lease) shall not affect this Guarantee.

This guarantee shall not be affected by Lessor's failure or delay to enforce any of its rights.

If Lessee defaults under the Lease, Lessor can proceed immediately against Guarantor or Lessee, or both, or Lessor can enforce against Guarantor or Lessee, or both, any rights that it has under the Lease, or pursuant to applicable laws. If the Lease terminated and Lessor has any rights it can enforce against Lessee after termination, Lessor can enforce those rights against Guarantor without giving previous notice to Lessee or Guarantor, or without making any demands on either of them.

Guarantor waives the right to require Lessor to (1) proceed against Lessee; (2) proceed against or exhaust any security that Lessor holds from Lessee; or (3) pursue any other remedy in Lessor's power. Guarantor waives any defense by reason or any disability of Lessee, and waives any other defense based on the termination of Lessee's liability from any cause. Until all Lessee's obligation to Lessor have been discharged in full, Guarantor has no right of subrogation against Lessee. Guarantor waives its right to enforce any remedies that Lessee now has, or later may have, against Lessor. Guarantor waives all presentments, demands for performance, notices of nonperformance, protests, notices of protect, notices of dishonor, and notices of acceptance of this Guarantee, and waives all notices of the existence, creation or incurring of new or additional obligations.

If an action is brought to interpret or enforce this guaranty, the prevailing party shall be entitled to recover all costs incurred, including, without limitation, reasonable attorney's fees.

Guarantor's obligations under this Guarantee shall be binding on Guarantor's successors.

Lessee and Guarantor shall have the right at any time during the term of the Lease to Lease the Lease subject only to Lessor's prior written consent which consent shall not be unreasonably withheld and; provided the rent is maintained current Lessor shall give Guarantor sixty days (60) from day of default to Lease or release the premises.

As used in this Guarantee, the following words are defined as follow:

LAW - any judicial decision, statute, constitution, ordinance, regulation, rule, administrative order, or other requirement of any municipal, county, state, federal, or other government agency or authority having jurisdiction over the parties of the premises, or both, in effect either at the time of execution of the Lease or at any time during the term, including without limitation, any regulation or order of a quasi-official entity or body (e.g., Board of Fire Examiner or public utilities).

PROVISION - any term, agreement, covenant, condition, clause, qualification, restriction, reservation, or other stipulation in the Lease that defines or otherwise controls, establishes, or limits the performance required or permitted by either party.

SUCCESSOR - assigned, transferred, personal representative, heir, or other person or entity succeeding lawfully, and pursuant to the provisions of this Lease to the rights or obligations of either party.

DATED: 6/21/96                                      /s/ Signature Illegible
       -------                                      ----------------------------
                                                    CHRIS LARSEN

                                   ATTACHMENT

PERSONAL GUARANTEE: OF JANINA PAWLOWSKI, OF THE LEASE FOR PREMISES LOCATED AT 540 UNIVERSITY SUITE 300, PALO ALTO, CALIFORNIA 94301, WHICH LEASE WAS EXECUTED ON JUNE 20, 1996 BY PALO ALTO FUNDING GROUP, A CALIFORNIA CORPORATION.

JANINA PAWLOWSKI ("Guarantor"), whose address is 1125 Lafayatte Drive, Sunnyvale, CA and who is CEO of Palo Alto Funding Group, a California corporation, as a material inducement to and in consideration of JTC Development, a California General Partnership ("Lessor") entering into a written Lease with PALO ALTO FUNDING GROUP, a California corporation, ("Lessee"), dated June 20, 1996, unconditionally guarantees and promises to and for the benefit of Lessor that Lessee shall perform the provisions of the Lease that Lessee is to perform. Not withstanding any other provisions of the guarantee, this guarantee shall remain in force and effect during the term of the original Lease.

Guarantor waives the benefit of any statute of limitations affecting Guarantor's liability under this Guarantee.

The provisions of the Lease may be changed by agreement between Lessor and Lessee at any time, or by course or conduct, without the consent of the Guarantor. This guarantee shall guarantee the performance of the Lease as changed. Assignment of the Lease (as permitted by the Lease) shall not affect this Guarantee.

This guarantee shall not be affected by Lessor's failure or delay to enforce any of its rights.

If Lessee defaults under the Lease, Lessor can proceed immediately against Guarantor or Lessee, or both, or Lessor can enforce against Guarantor or Lessee, or both, any rights that it has under the Lease, or pursuant to applicable laws. If the Lease terminated and Lessor has any rights it can enforce against Lessee after termination, Lessor can enforce those rights against Guarantor without giving previous notice to Lessee or Guarantor, or without making any demands on either of them.

Guarantor waives the right to require Lessor to (1) proceed against Lessee; (2) proceed against or exhaust any security that Lessor holds from Lessee; or (3) pursue any other remedy in Lessor's power. Guarantor waives any defense by reason or any disability of Lessee, and waives any other defense based on the termination of Lessee's liability from any cause. Until all Lessee's obligation to Lessor have been discharged in full, Guarantor has no right of subrogation against Lessee. Guarantor waives its right to enforce any remedies that Lessee now has, or later may have, against Lessor. Guarantor waives all presentments, demands for performance, notices of nonperformance, protests, notices of protect, notices of dishonor, and notices of acceptance of this Guarantee, and waives all notices of the existence, creation or incurring of new or additional obligations.

If an action is brought to interpret or enforce this guaranty, the prevailing party shall be entitled to recover all costs incurred, including, without limitation, reasonable attorney's fees.

Guarantor's obligations under this Guarantee shall be binding on Guarantor's successors.

Lessee and Guarantor shall have the right at any time during the term of the Lease to Lease the Lease subject only to Lessor's prior written consent which consent shall not be unreasonably withheld and; provided the rent is maintained current Lessor shall give Guarantor sixty days (60) from day of default to Lease or release the premises.

As used in this Guarantee, the following words are defined as follow:

LAW - any judicial decision, statute, constitution, ordinance, regulation, rule, administrative order, or other requirement of any municipal, county, state, federal, or other government agency or authority having jurisdiction over the parties of the premises, or both, in effect either at the time of execution of the Lease or at any time during the term, including without limitation, any regulation or order of a quasi-official entity or body (e.g., Board of Fire Examiner or public utilities).

PROVISION - any term, agreement, covenant, condition, clause, qualification, restriction, reservation, or other stipulation in the Lease that defines or otherwise controls, establishes, or limits the performance required or permitted by either party.

SUCCESSOR - assigned, transferred, personal representative, heir, or other person or entity succeeding lawfully, and pursuant to the provisions of this Lease, to the rights or obligations of either party.

DATED: 6-21-96                                       /s/ Signature Illegible
       -------                                       --------------------------
                                                     JANINA PAWLOWSKI